Exhibit 13.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act Of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Azul S.A., a sociedade por ações under the laws of Brazil (the “Company”), does hereby certify that, to the best of such officer’s knowledge:

1.	The accompanying Report of the Company on Form 20-F for the year ended December 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 27, 2018
	By:	/s/ John Peter Rodgerson

John Peter Rodgerson
Chief Executive Officer

April 27, 2018
	By:	/s/ Alexandre Wagner Malfitani

Alexandre Wagner Malfitani
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Azul S.A. and will be retained by Azul S.A. and furnished to the Securities and Exchange Commission or its staff upon request.